Financial Instruments	12 Months Ended
Dec. 31, 2016
Financial Instruments [Abstract]
Financial Instruments
Financial Instruments

A. Selected Financial Assets and Liabilities

The following table provides additional information about certain of our financial assets and liabilities:
	As of December 31,
(MILLIONS OF DOLLARS)	2016	2015
Selected financial assets measured at fair value on a recurring basis(a)
Trading funds and securities(b)	$325	$287
Available-for-sale debt securities(c)	18,632	32,078
Money market funds	1,445	934
Available-for-sale equity securities(c)	540	603
Derivative financial instruments in a receivable position(d):
Interest rate swaps	625	837
Foreign currency swaps	79	135
Foreign currency forward-exchange contracts	551	559
	22,198	35,433
Other selected financial assets
Held-to-maturity debt securities, carried at amortized cost(c), (e)	1,242	1,388
Private equity securities, carried at equity-method or at cost-method(e), (f)	735	1,336
	1,977	2,724
Total selected financial assets	$24,175	$38,157
Selected financial liabilities measured at fair value on a recurring basis(a)
Derivative financial instruments in a liability position(g):
Interest rate swaps	$148	$139
Foreign currency swaps	1,374	1,489
Foreign currency forward-exchange contracts	143	81
	1,665	1,709
Other selected financial liabilities
Short-term borrowings:
Principal amount	10,674	10,160
Net fair value adjustments related to hedging and purchase accounting	24	2
Net unamortized discounts, premiums and debt issuance costs(h)	(11)	(3)
Total short-term borrowings, carried at historical proceeds, as adjusted(e)	10,688	10,159
Long-term debt:
Principal amount	30,529	27,573
Net fair value adjustments related to hedging and purchase accounting	998	1,294
Net unamortized discounts, premiums and debt issuance costs(h)	(130)	(127)
Total long-term debt, carried at historical proceeds, as adjusted(i)	31,398	28,740
	42,085	38,899
Total selected financial liabilities	$43,750	$40,608

(a)
We use a market approach in valuing financial instruments on a recurring basis. For additional information, see Note 1E. All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except less than 2% that use Level 1 inputs and money market funds measured at net asset value.

(b)
As of December 31, 2016, trading funds and securities are composed of $236 million of trading equity funds and $89 million of trading debt funds. As of December 31, 2015, trading funds and securities are composed of $185 million of trading equity funds and $102 million of trading debt funds. As of December 31, 2016 and December 31, 2015, trading equity funds of $71 million and $85 million, respectively, are held in trust for benefits attributable to the former Pharmacia Savings Plus Plan.

(c)
Gross unrealized gains and losses related to 2016 are not significant. Unrealized losses related to 2015 available-for-sale debt securities are $593 million and unrealized gains are $44 million. The vast majority of investments related to 2015, in an unrealized loss position, relate to the foreign exchange impact on foreign currency denominated securities, which are hedged with foreign currency forward-exchange contracts and cross-currency swaps. We have the intent and ability to hold such investments to maturity.

(d)
Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $162 million as of December 31, 2016; and foreign currency forward-exchange contracts with fair values of $136 million as of December 31, 2015.

(e)
The differences between the estimated fair values and carrying values of held-to-maturity debt securities, private equity securities at cost-method and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2016 or December 31, 2015. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities carried at cost are based on Level 3 inputs. Short-term borrowings include foreign currency short-term borrowings with fair values of $547 million as of December 31, 2015, which are used as hedging instruments.

(f)	Our private equity securities represent investments in the life sciences sector.

(g)
Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency swaps with fair values of $269 million and foreign currency forward-exchange contracts with fair values of $113 million as of December 31, 2016; and foreign currency swaps with fair values of $234 million and foreign currency forward-exchange contracts with fair values of $59 million as of December 31, 2015.

(h)
We adopted a new standard as of January 1, 2016 that changed the presentation of debt issuance costs related to a recognized debt liability as a direct deduction from the carrying value of that associated debt, consistent with the presentation of a debt discount. See Note 1B for additional information.

(i)
The fair value of our long-term debt (not including the current portion of long-term debt) was $34.9 billion as of December 31, 2016 and $32.7 billion as of December 31, 2015. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of our general accounting policies associated with developing fair value estimates, see Note 1E. For a description of the risks associated with estimates and assumptions, see Note 1C.

The following methods and assumptions were used to estimate the fair value of our financial assets and liabilities:

•	Trading equity securities—quoted market prices.

•	Trading debt securities—observable market interest rates.

•
Available-for-sale debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves. Receivable-backed, loan-backed, and mortgage-backed securities are valued by third-party models that use significant inputs derived from observable market data like prepayment rates, default rates, and recovery rates.

•	Money market funds—observable net asset value prices.

•	Available-for-sale equity securities—third-party pricing services that principally use a composite of observable prices.

•
Derivative financial instruments (assets and liabilities)—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data. Where applicable, these models discount future cash flow amounts using market-based observable inputs, including interest rate yield curves, and forward and spot prices for currencies. The credit risk impact to our derivative financial instruments was not significant.

•	Held-to-maturity debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Private equity securities, excluding equity-method investments—application of the implied volatility associated with an observable biotech index to the carrying amount of our portfolio.

•	Short-term borrowings and long-term debt—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and our own credit rating.
We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness. Our procedures can include, for example, referencing other third-party pricing models, monitoring key observable inputs (like LIBOR interest rates) and selectively performing test-comparisons of values with actual sales of financial instruments.

The following table provides the classification of these selected financial assets and liabilities in our consolidated balance sheets:
	As of December 31,
(MILLIONS OF DOLLARS)	2016	2015
Assets
Cash and cash equivalents	$547	$978
Short-term investments	15,255	19,649
Other current assets(a)	567	587
Long-term investments	7,116	15,999
Other noncurrent assets(b)	689	944
	$24,175	$38,157
Liabilities
Short-term borrowings, including current portion of long-term debt(c)	$10,688	$10,159
Other current liabilities(d)	443	645
Long-term debt(c)	31,398	28,740
Other noncurrent liabilities(e)	1,222	1,064
	$43,750	$40,608

(a)
As of December 31, 2016, derivative instruments at fair value include interest rate swaps ($26 million), foreign currency swaps ($43 million) and foreign currency forward-exchange contracts ($497 million) and, as of December 31, 2015, include interest rate swaps ($2 million), foreign currency swaps ($46 million) and foreign currency forward-exchange contracts ($538 million).

(b)
As of December 31, 2016, derivative instruments at fair value include interest rate swaps ($599 million), foreign currency swaps ($36 million) and foreign currency forward-exchange contracts ($54 million) and, as of December 31, 2015, include interest rate swaps ($835 million), foreign currency swaps ($89 million) and foreign currency forward-exchange contracts ($20 million).

(c)
We adopted a new standard as of January 1, 2016 that changed the presentation of debt issuance costs related to a recognized debt liability as a direct deduction from the carrying value of that associated debt, consistent with the presentation of a debt discount. See Note 1B for additional information.

(d)
At December 31, 2016, derivative instruments at fair value include interest rate swaps ($1 million), foreign currency swaps ($300 million) and foreign currency forward-exchange contracts ($143 million) and, as of December 31, 2015, include interest rate swaps ($5 million), foreign currency swaps ($560 million) and foreign currency forward-exchange contracts ($80 million).

(e)
At December 31, 2016, derivative instruments at fair value include interest rate swaps ($147 million) and foreign currency swaps ($1.1 billion) and, as of December 31, 2015, include interest rate swaps ($134 million), foreign currency swaps ($928 million) and foreign currency forward-exchange contracts ($1 million).

In addition, as of December 31, 2016 and 2015, we had long-term receivables where the determination of fair value employs discounted future cash flows, using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. As of December 31, 2016 and 2015, the differences between the estimated fair values and carrying values of these receivables were not significant.

There were no significant impairments of financial assets recognized in any period presented.

B. Investments in Debt Securities

The following table provides the contractual maturities, or as necessary, the estimated maturities, of the available-for-sale and held-to-maturity debt securities:
	Years				December 31, 2016
(MILLIONS OF DOLLARS)	Within 1	Over 1 to 5	Over 5 to 10	Over 10	Total
Available-for-sale debt securities
Corporate debt(a)	$2,783	$2,727	$1,557	$23	$7,089
Western European, Scandinavian and other government debt(b)	4,661	432	—	—	5,093
U.S. government debt	2,134	88	—	—	2,222
Western European, Scandinavian, Australian and other government agency debt(b)	1,746	137	—	—	1,883
Supranational debt(b)	910	294	—	—	1,204
Other asset-backed debt(c)	367	217	18	3	605
Government National Mortgage Association and other U.S. government guaranteed asset-backed securities	535	—	—	—	535
Held-to-maturity debt securities
Time deposits and other	1,000	1	3	—	1,004
Western European government debt(b)	236	2	—	—	238
Total debt securities	$14,371	$3,898	$1,579	$26	$19,873

(a)	Issued by a diverse group of corporations, largely consisting of financial institutions, virtually all of which are investment-grade.

(b)	Issued by governments, government agencies or supranational entities, as applicable, all of which are investment-grade.

(c)
Includes receivable-backed, loan-backed, and mortgage-backed securities, all of which are investment-grade and in senior positions in the capital structure of the security. Receivable-backed securities are collateralized by credit cards receivables, and loan-backed securities are collateralized by senior secured obligations of a diverse pool of companies or student loans. Mortgage-backed securities are collateralized by diversified pools of residential and commercial mortgages.

C. Short-Term Borrowings

Short-term borrowings include amounts for commercial paper of $5.8 billion as of December 31, 2016 and $4.9 billion as of December 31, 2015. The weighted-average effective interest rate on short-term borrowings outstanding was approximately 1.3% as of December 31, 2016 and 1.9% as of December 31, 2015.

On June 24, 2016, we acquired Anacor and assumed its short-term debt with an acquisition date fair value of $698 million which was redeemed in the second and third quarters of 2016.

As of December 31, 2016, we had access to $7.9 billion of lines of credit, of which $790 million expire within one year. Of these lines of credit, $7.8 billion were unused, of which our lenders have committed to loan us $7.1 billion at our request. Also, $7.0 billion of our unused lines of credit, all of which expire in 2021, may be used to support our commercial paper borrowings.

D. Long-Term Debt

November 2016 Public Debt Offering

On November 21, 2016, we completed a public offering of $6.0 billion aggregate principal amount of senior unsecured notes: $1.0 billion of notes due 2019; $1.0 billion of notes due 2021; $1.75 billion of notes due 2026; $1.0 billion of notes due 2036; and $1.25 billion of notes due 2046, with a weighted-average effective interest rate of 3.10%. The notes are redeemable, in whole or in part, at any time at our option, at a redemption price equal to the greater of 100% of the principal amount of the notes or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate, plus an incremental spread ranging between 0.10% and 0.20%, depending on the maturity; plus, in each case, accrued and unpaid interest.

We used a portion of the proceeds from the November 2016 public debt offering of $6.0 billion to repurchase a total of $3.4 billion carrying value of outstanding debt before the maturity date at a redemption value of $3.7 billion. The debt repurchased included $3.27 billion carrying value of 6.20% senior notes due March 2019. As a result, we recorded a total net loss of approximately $312 million upon the early redemption of debt, which includes the related termination of interest rate swaps, and which was recorded in Other (income)/deductions––net in the consolidated statement of income (see Note 4).
June 2016 Public Debt Offering

On June 3, 2016, we completed a public offering of $5.0 billion aggregate principal amount of senior unsecured notes with a weighted-average effective interest rate of 2.09%. The notes are redeemable, in whole or in part, at any time at our option, at a redemption price equal to the greater of 100% of the principal amount of the notes or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate, plus an incremental spread ranging between 0.05% and 0.15%, depending on the maturity; plus, in each case, accrued and unpaid interest.

Acquisition of Hospira Debt

On September 3, 2015, the Hospira acquisition date, our long-term debt increased due to the addition of an aggregate principal amount of $1,750 million of legacy Hospira debt, recorded at acquisition-date fair value of $1,928 million.

In October 2015, Pfizer exchanged $1.7 billion debt of its then recently acquired subsidiary, Hospira, for virtually the same amount of Pfizer debt with the same interest rate and maturity terms as the Hospira debt, leaving a minor amount of outstanding debt in Hospira’s name that was redeemed during the fourth quarter of 2016. In connection with the exchange offers, the indenture governing the Hospira notes and the Hospira notes were amended to, among other things, eliminate substantially all of the restrictive covenants. The net income effect of this exchange was immaterial.

Long Term Debt

The following table provides the components of our senior unsecured long-term debt(a):
		Principal
		As of December 31,
(MILLIONS OF DOLLARS)	Maturity Date	2016	2015
4.55% euro(b)	May 2017	$—	$980
1.10%(b)	May 2017	—	1,000
1.20%	June 2018	1,250	—
1.50%	June 2018	1,000	1,000
6.20%	March 2019	—	3,250
2.10%	May 2019	1,500	1,500
1.70%	December 2019	1,000	—
5.75% euro	June 2021	2,108	2,178
1.95%	June 2021	1,150	—
2.20%	December 2021	1,000	—
3.00%	June 2023	1,000	1,000
3.40%	May 2024	1,000	1,000
2.75%	June 2026	1,250	—
3.00%	December 2026	1,750	—
4.00%	December 2036	1,000	—
5.95%	April 2037	2,000	2,000
6.50% U.K. pound	June 2038	1,852	2,223
7.20%	March 2039	2,500	2,500
4.40%	May 2044	1,000	500
4.125%	December 2046	1,250	~~—~~
Notes and other debt with a weighted-average interest rate of 3.30%(c)	2018–2021	2,464	3,974
Notes and other debt with a weighted-average interest rate of 5.99%(d)	2023–2043	4,455	4,468
Total principal amount of long-term debt		30,529	27,573
Net fair value adjustments related to hedging and purchase accounting		998	1,294
Net unamortized discounts, premiums and debt issuance costs		(130)	(127)
Total long-term debt, carried at historical proceeds, as adjusted		$31,398	$28,740
Current portion of long-term debt (not included above)		$4,225	$3,719

(a)
Instrument is redeemable by us at any time at the greater of 100% of the principal amount of the notes or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus an incremental spread ranging from 0.05% to 0.50%, plus, in each case, accrued and unpaid interest.

(b)	At December 31, 2016, the debt issuances have been reclassified to the current portion of long-term debt.

(c)	Contains debt issuances with a weighted-average maturity of approximately two years for balances that exist as of December 31, 2016.

(d)	Contains debt issuances with a weighted-average maturity of approximately 16 years for balances that exist as of December 31, 2016.

The following table provides the maturity schedule of our Long-term debt outstanding as of December 31, 2016:
(MILLIONS OF DOLLARS)	2018	2019	2020	2021	After 2021	Total
Maturities	$3,567	$3,350	$360	$4,241	$19,879	$31,398

E. Derivative Financial Instruments and Hedging Activities

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investments in foreign affiliates is exposed to changes in foreign exchange rates. We seek to manage our foreign exchange risk, in part, through operational means, including managing same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. Depending on market conditions, foreign exchange risk also is managed through the use of derivative financial instruments and foreign currency debt. These financial instruments serve to protect net income and net investments against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions.

As of December 31, 2016, the aggregate notional amount of foreign exchange derivative financial instruments hedging or offsetting foreign currency exposures was $27.5 billion. The derivative financial instruments primarily hedge or offset exposures in the euro, U.K. pound, and Japanese yen. The maximum length of time over which we are hedging future foreign exchange cash flow relates to our $1.9 billion U.K. pound debt maturing in 2038.

All derivative contracts used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings or in Other comprehensive income/(loss), depending on the nature and purpose of the financial instrument (offset or hedge relationship) and the effectiveness of the hedge relationships, as follows:

•
We record in Other comprehensive income/(loss) the effective portion of the gains or losses on foreign currency forward-exchange contracts and foreign currency swaps that are designated as cash flow hedges and reclassify those amounts, as appropriate, into earnings in the same period or periods during which the hedged transaction affects earnings.

•
We recognize the gains and losses on foreign currency forward-exchange contracts and foreign currency swaps that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

•
We recognize the gain and loss impact on foreign currency swaps and foreign currency forward-exchange contracts designated as hedges of our net investments in earnings in three ways: over time—for the periodic net swap payments; immediately—to the extent of any change in the difference between the foreign exchange spot rate and forward rate; and upon sale or substantial liquidation of our net investments—to the extent of change in the foreign exchange spot rates.

•
We record in Other comprehensive income/(loss) the foreign exchange gains and losses related to foreign exchange-denominated debt designated as a hedge of our net investments in foreign subsidiaries and reclassify those amounts into earnings upon the sale or substantial liquidation of our net investments.

We designate foreign currency forward-exchange contracts as cash flow hedges of a portion of our forecasted euro, Japanese yen, U.K. pound, Australian dollar, and Canadian dollar-denominated intercompany inventory sales expected to occur no more than two years from the date of each hedge. As of December 31, 2016, the notional amount of outstanding foreign currency forward-exchange contracts hedging our intercompany forecasted sales was $3.1 billion, with a pre-tax gain of $222 million deferred in Accumulated other comprehensive loss. Based on year-end foreign exchange rates that are subject to change, we expect to reclassify a pre-tax gain of $164 million within the next 12 months into Cost of sales.
Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

Interest Rate Risk

Our interest-bearing investments and borrowings are subject to interest rate risk. We strive to invest and borrow primarily on a floating-rate basis; however, in light of current market conditions, we currently borrow primarily on a long-term, fixed-rate basis. From time to time, depending on market conditions, we will change the profile of our outstanding debt by entering into derivative financial instruments like interest rate swaps. We entered into derivative financial instruments to hedge or offset the fixed interest rates on the hedged item, matching the amount and timing of the hedged item. As of December 31, 2016, the aggregate notional amount of interest rate derivative financial instruments was $16 billion. The derivative financial instruments primarily hedge U.S. dollar and euro fixed-rate debt.

All derivative contracts used to manage interest rate risk are measured at fair value and reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings, as follows:

•
We recognize the gains and losses on interest rate swaps that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We recognize the offsetting earnings impact of fixed-rate debt attributable to the hedged risk also in earnings.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

The following table provides information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk:
	Amount of Gains/(Losses) Recognized in OID(a), (b), (c)		Amount of Gains/(Losses) Recognized in OCI (Effective Portion)(a), (d)		Amount of Gains/(Losses) Reclassified from OCI into OID (Effective Portion)(a), (d)
	As of December 31,
(MILLIONS OF DOLLARS)	2016	2015	2016	2015	2016	2015
Derivative Financial Instruments in Cash Flow Hedge Relationships:
Foreign currency swaps	$—	$—	$(280)	$(826)	$(387)	$(613)
Foreign currency forward-exchange contracts	(4)	—	(164)	1,028	(65)	980

Derivative Financial Instruments in Net Investment Hedge Relationships:

Foreign currency forward-exchange contracts	1	(1)	(15)	256	—	—

Derivative Financial Instruments Not Designated as Hedges:
Foreign currency forward-exchange contracts	(92)	(42)	—	—	—	—
Foreign currency swaps	(13)	(4)	—	—	—	—

Non-Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency short-term borrowings	—	—	(26)	3	—	—
All other net	—	(16)	1	—	(1)	—
	$(107)	$(64)	$(483)	$461	$(452)	$367

(a)
OID = Other (income)/deductions—net, included in Other (income)/deductions—net in the consolidated statements of income. OCI = Other comprehensive income/(loss), included in the consolidated statements of comprehensive income.

(b)
Includes gains and losses attributable to derivative instruments designated and qualifying as fair value hedges, as well as the offsetting gains and losses attributable to the hedged items in such hedging relationships.

(c)	There was no significant ineffectiveness for any period presented.

(d)
For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)––Unrealized holding gains/(losses) on derivative financial instruments, net. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive loss––Foreign currency translation adjustments, net.

For information about the fair value of our derivative financial instruments, and the impact on our consolidated balance sheets, see Note 7A above. Certain of our derivative instruments are covered by associated credit-support agreements that have credit-risk-related contingent features designed to reduce our counterparties’ exposure to our risk of defaulting on amounts owed. As of December 31, 2016, the aggregate fair value of these derivative instruments that are in a net liability position was $936 million, for which we have posted collateral of $958 million in the normal course of business. If there had been a downgrade to below an A rating by S&P or the equivalent rating by Moody’s, we would not have been required to post any additional collateral to our counterparties.

F. Credit Risk

On an ongoing basis, we review the creditworthiness of counterparties to our foreign exchange and interest rate agreements and do not expect to incur a significant loss from failure of any counterparties to perform under the agreements. There are no significant concentrations of credit risk related to our financial instruments with any individual counterparty, except for certain significant customers. For additional information, see Note 18C. As of December 31, 2016, we had $1.2 billion due from a well-diversified, highly rated group (S&P ratings of mostly A or better) of bank counterparties around the world. For details about our investments, see Note 7B above.

In general, there is no requirement for collateral from customers. However, derivative financial instruments are executed under credit-support agreements that provide for the ability to request collateral payments, depending on levels of exposure, our credit rating and the credit rating of the counterparty. As of December 31, 2016, we received cash collateral of $613 million from various counterparties. The collateral primarily supports the approximate fair value of our derivative contracts. With respect to the collateral received, the obligations are reported in Short-term borrowings, including current portion of long-term debt.